UNITED STATES BANKRUPTCY COURT
                            WESTERN DISTRICT OF TEXAS
                              SAN ANTONIO DIVISION

CASE NAME:  Knight Equipment & Manufacturing Corp.    Petition Date:  08/27/1998
                                                        CASE NUMBER: 98-54130RBK

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: NOVEMBER    YEAR 1998

      MONTH                                   SEPTEMBER    OCTOBER     NOVEMBER
                                                 98           98          98
--------------------------------------------------------------------------------
  REVENUES (MOR-6)                             196,843      245,332     256,366
  INCOME BEFORE INT, DEPREC./ TAX (MOR-6)       66,557      100,577     103,563
  NET INCOME (LOSS) (MOR-6)                     43,650       81,704      84,152
  PAYMENTS TO INSIDERS (MOR-9)                  27,012       33,139      25,266
  PAYMENTS TO PROFESSIONALS (MOR-9)                  0        7,550       5,000
                                               -------      -------     -------
  TOTAL DISBURSEMENTS (MOR-8)                  215,921      155,400     477,086
                                               =======      =======     =======

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustees***

--------------------------------------------------------------------------------
                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                              EXP.
                                                              DATE
                                                              ----
  CASUALTY                  YES (X) NO ( )                  8-28-99
  LIABILITY                 YES (X) NO ( )                  8-28-99
  VEHICLE                   YES (X) NO ( )                  8-28-99
  WORKER'S                  YES (X) NO ( )                  8-28-99
--------------------------------------------------------------------------------

  ATTORNEY NAME:  Deborah D. Williams
  FIRM:  Cox & Smith, Incorporated
  ADDRESS:  112 East Pecan
  ADDRESS:  Suite 1800
  CITY, STATE  ZIP:  San Antonio, Texas 78205

                                   CIRCLE ONE

Are all accounts receivable being collected within terms? Yes (No)
Are all post-petition liabilities, including taxes, being paid within terms?
(Yes) No
Have any pre-petition liabilities been paid? (Yes) No If so, describe:
OUTSTANDING UTILITIES, NOTES PAYABLE FOR FIXED ASSETS (CRANES, FORKLIFT, TRUCK & BACKHOE) & PAYROLL TAXES.
Are all funds received being deposited into DIP bank accounts?  (Yes)  No
Were any assets disposed of outside the normal course of business?  Yes (No)
If so, describe ________________________________________________________
Are all U.S. Trustee Quarterly Fee Payments current?   (Yes) No
What is the status of your Plan of Reorganization? Debtor has not yet filed a plan but is in preliminary negotiations with various secured parties.

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through

MOR-9 plus attachments, is true and correct.


SIGNED: /s/ Scott S. Kalish
        -------------------------------------
              (ORIGINAL SIGNATURE)


TITLE:             Treasurer
        -------------------------------------

MOR-1                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                           COMPARATIVE BALANCE SHEETS

                                   FILING DATE*        MONTH         MONTH         MONTH       MONTH     MONTH    MONTH
                                     08/27/98        SEPTEMBER 98   OCTOBER 98   NOVEMBER 98
-----------------------------------------------------------------------------------------------------------------------
 ASSETS
 CURRENT ASSETS
 Cash                                    94,343*      117,241        125,011        195,207
 Accounts Receivable, Net             1,554,340     1,606,827      1,629,115      1,625,951
 Inventory: Lower of Cost or Market   6,997,595     6,992,595      6,982,595      6,962,595
 Prepaid Expenses                        24,580       165,108        157,657        121,928
 Investments
 Other
                                     ----------    ----------     ----------     ----------
 TOTAL CURRENT ASSETS                 8,670,858     8,881,771      8,894,378      8,905,681
                                     ----------    ----------     ----------     ----------

 PROPERTY, PLANT & EQUIP, @ COST      1,528,769**   1,534,072      1,534,072      1,534,072
 Less Accumulated Depreciation          389,201       400,053        410,905        421,757
 NET BOOK VALUE OF PP & E             1,139,568     1,134,019      1,123,167      1,112,315
 OTHER ASSETS:
    1.  Tax Deposits - DEFERRED
        CREDIT                           64,044        64,044         64,044         64,044
    2.  Investments in Subs
    3.  Bond Issuance Cost; Net         113,858       113,588        113,588        113,588
    4.  Perry Gas Processor Files        35,000        35,000         35,000         35,000
                                     ----------    ----------     ----------     ----------
           TOTAL ASSETS              10,023,328    10,228,422     10,230,177     10,230,628
                                     ==========    ==========     ==========     ==========

                    * Per Schedules and Statement of Affairs

* ACTUAL CASH BALANCE ON 8/27/98, ALL OTHER INFORMATION REFLECTS 8/31/98 ENDING BALANCES, SINCE NO ADDITIONAL SIGNIFICANT ACTIVITIES WERE COMMENCED UNTIL AFTER SEPTEMBER 1ST.

** SCHEDULES SHOW PROPERTY, PLANTS & EQUIPMENT AT MARKET VALUE; WE HAVE CONVERTED TO COST FOR REPORTING PURPOSES TO THE U.S. TRUSTEE.

MOR-2                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                           COMPARATIVE BALANCE SHEETS

                                           FILING DATE*       MONTH        MONTH        MONTH      MONTH   MONTH  MONTH
                                             08/27/98      SEPTEMBER 98  0CTOBER 98  NOVEMBER 98
-----------------------------------------------------------------------------------------------------------------------
  LIABILITIES & OWNERS EQUITY
  LIABILITIES:
  POST-PETITION LIABILITIES (MOR-4)                           324,543       398,957      453,352
  PRE-PETITION LABILITIES:
    Notes Payable-Secured                    2,755,328      2,750,590     2,736,099    2,724,453
    Priority Debt                              713,771        695,183       695,183      695,085
    Federal Income Tax
    FICA/Withholding                             6,643            851             0            0
    Unsecured Debt                           6,198,744      6,064,866     5,925,845    5,799,616*
    Other                                    2,436,612      2,436,509     2,436,509    2,436,386
                                            ----------     ----------    ----------   ----------
  TOTAL PRE-PETITION LIABILITIES            12,111,098     11,947,999    11,793,636   11,655,540
                                            ----------     ----------    ----------   ----------
TOTAL LIABILITIES                           12,111,098     12,272,542    12,192,593   12,108,892
                                            ----------     ----------    ----------   ----------
  OWNERS'S EQUITY (DEFICIT):
    PREFERRED STOCK
    COMMON STOCK                                 1,111          1,111         1,111        1,111
  ADDITIONAL PAID-IN CAPITAL                   356,210        356,210       356,210      356,210
  RETAINED EARNINGS: Filing Date            (2,445,091)    (2,445,091)   (2,445,091)  (2,445,091)
  RETAINED EARNINGS: Post Filing Date                          43,650       125,354      209,506
                                            ----------     ----------    ----------   ----------
  TOTAL OWNER'S EQUITY (NET WORTH)          (2,087,770)    (2,044,120)   (1,962,416)  (1,878,264)
                                            ----------     ----------    ----------   ----------
  TOTAL LIABILITIES & OWNER'S EQUITY        10,023,328     10,228,422    10,230,177   10,230,628
                                            ==========     ==========    ==========   ==========

                    * Per Schedules and Statement of Affairs

* THE REDUCTION IN UNSECURED DEBT RESULTED FROM A REDUCTION OF $105,429 IN UNEARNED REVENUE FROM A BALANCE OF $255,173 AT 10/31/98 TO $119,744 AT 11/30/98. THE UNEARNED REVENUE REPRESENTS THE PORTION OF A PREPAID CONTRACT, WHICH THE COMPANY IS CURRENTLY WORKING ON, THAT HAS NOT BEEN EARNED BASED ON CONSTRUCTION IN PROGRESS ACCOUNTING CALCULATIONS, A COPY OF WHICH HAS BEEN ATTACHED.

MOR-3                                                           Revised 07/01/98

Work in Progress
Earnings in Excess of Billings

November 1998

                    08-Dec-98
                    01:12:57 PM
                                                            Amoco 98-025
                                                    ----------------------------
Billings to Date:
    Intial Billing
    Progress Billing                                550,000.00
    Progress Billing
    Progress Billing
    Progress Billing
    Progress Billing
    Retainage
    Change Orders
                                                    ----------
         TL Billings to Date (10/31/98)             550,000.00           100.00%

Future Billings
    Progress Billings                                     0.00
    Progress Billings
    Progress Billings
    Retainage
    Change Orders
                                                    ----------
         TL Future Billings                               0.00             0.00%
                                                    ----------           -------
         TL Contract & Change Orders                550,000.00           100.00%
Costs to Date (11/30/98)                            118,891.00
Paid by Customer
                                                    ----------
Total Costs to Date (11/30/98)                      118,891.00            78.23%

Estimated Future Costs:
    Actual thru (12/08/98)                            5,892.00
    Paid by Customer
    Estimated Additional Costs                       27,196.47
                                                    ----------
         TL Estimated Future Costs                   33,088.47            21.77%
                                                    ----------           -------
         TL Estimated Costs                         151,979.47           100.00%

TL Contract & Change Orders                         550,000.00
TL % Complete                                            78.23%
                                                    ----------
                                                    430,255.81
TL Billings to Date (6/30/98)                       550,000.00
                                                    ----------
Earning in Excess of Billings (Current Accrual)    (119,744.19)

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                      SCHEDULE OF POST-PETITION LIABILITIES

                                      MONTH         MONTH        MONTH       MONTH  MONTH  MONTH
                                   SEPTEMBER 98   OCTOBER 98  NOVEMBER 98
------------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLES               15,856        52,791      43,025
TAX PAYABLE:
  Federal Payroll Taxes                7,770         2,553       4,501
  State Payroll & Sales                  244           462         232
  Ad Valorem Taxes                       245           245         359
  Other Taxes
TOTAL TAXES PAYABLE                    8,259         3,260       5,092
SECURED DEBT POST-PETITION           201,600       275,589     340,000
ACCRUED INTEREST PAYABLE               1,383         3,991         931
*ACCRUED PROFESSIONAL FEES:                0             0           0
OTHER ACCRUED LIABILITIES:
  1.  INTEREST & PENALTIES
        ON PRE-PETITION TAXES          2,525         2,525       2,313
  2.  PAYROLL COSTS (NET OF
        TAXES)                        25,057        14,306      16,496
  3.  NOTE PAYABLE FOR FINANCED
       INSURANCE                      69,863        46,495      46,495
                                     -------       -------     -------
TOTAL POST-PETITION LIABILITIES
  (MOR-3)                            324,543       398,957     453,352
                                     =======       =======     =======

* Payment Requires Court Approval

MOR-4                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                       AGING OF POST-PETITION LIABILITIES
                                MONTH NOVEMBER 98


                              TRADE                         AD-VALOREM,
   DAYS           TOTAL       ACCTS  FED TAXES STATE TAXES  OTHER TAXES   OTHER
--------------------------------------------------------------------------------
   0-30          388,076     25,802    4,501       232         114       357.427
   31-60          11,950     11,950        0         0           0             0
   61-90          53,326      4,273*       0         0         245        48,808
    91+
                 -------     ------    -----       ---         ---       -------
   TOTAL         453,352     42,025    4,501       232         349       406,235
                 =======     ======    =====       ===         ===       =======

                          AGING OF ACCOUNTS RECEIVABLE

   MONTH     SEPTEMBER 98   OCTOBER 98   NOVEMBER 98
--------------------------------------------------------------------------------
 0-30 DAYS       52,487        22,563       31,000
31-60 DAYS        2,312        52,112       17,000
61-90 DAYS       14,895         5,812       48,612
 91+ DAYS     1,546,636     1,558,031    1,556,842
              ---------     ---------    ---------
   TOTAL      1,616,330     1,638,518    1,653,455
              =========     =========    =========

* THE $4,273 TRADE ACCOUNTS PAYABLE OVER 61 DAYS OF NOVEMBER 30, 1998 ARE INVOICES FOR RENTALS OF LAND (STORAGE AND WORK YARDS) OFFICE EQUIPMENT (COPIERS) AND AUTOMOBILES (WHICH WERE SUBSEQUENTLY RETURNED).

MOR-5                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                           STATEMENT OF INCOME (LOSS)

                                                                       FILING TO
            MONTH                   SEPTEMBER   OCTOBER    NOVEMBER       DATE
                                       98          98         98
-------------------------------------------------------------------------------
REVENUES (MOR-1)                     196,843    245,332    256,366      698,541
TOTAL COST OF REVENUES                67,321     87,565    101,919      256,805
                                     -------    ------     -------      -------
GROSS PROFIT                         129,522    157,767    154,447      441,736
                                     =======    ======     =======      =======
OPERATING EXPENSES:
      Selling & Marketing                0         0          0            0
      General & Administrative        35,942     16,501     20,618       73,061
      Insiders Compensation           27,012     33,139     25,266       85,417
      Professional Fees                   11      7,550      5,000       12,561
      Other (attach list)                0          0          0           0
                                     -------    -------    -------      -------
TOTAL OPERATING EXPENSES              62,965     57,190     50,884      171,039
                                     =======    =======    =======      =======
INCOME BEFORE INT, DEPR/TAX (MOR-1)   66,557    100,577    103,563      270,697
INTEREST EXPENSE                      12,055      8,021      8,559       28,635
DEPRECIATION                          10,852     10,852     10,852       32,556
OTHER (INCOME) EXPENSES*                 0          0          0           0
OTHER ITEMS**                            0          0          0           0
TOTAL INT, DEPR & OTHER ITEMS         22,907     18,873     19,411       61,191
                                     -------    -------    -------      -------
NET INCOME BEFORE TAXES               43,650     81,704     84,152      209,506
FEDERAL INCOME TAXES                     0         0          0            0
                                     -------    -------    -------      -------
NET INCOME (LOSS) (MOR-1)             43,650     81,704     84,152      209,506
                                     =======    =======    =======      =======

    Accrual Accounting Required, Otherwise Footnote with Explanation.
*   Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

MOR-6                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                                                       MONTH         MONTH        MONTH     MONTH   MONTH   MONTH  FILING TO
                                                    SEPTEMBER 98  OCTOBER 98   NOVEMBER 98                           DATE
-----------------------------------------------------------------------------------------------------------------------------
    CASH RECEIPTS AND
    DISBURSEMENTS
   1.  CASH - BEGINNING OF MONTH                       94,343       117,241       125,011                            94,343
                                                      =======       =======       =======                           =======
  RECEIPTS:
   2.  CASH SALES                                      27,953        86,506       139,012                           253,471
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                                           16,063                            16,063
   4.  LOANS & ADVANCES (attach list)                 201,600        73,389       340,000                           615,589
   5.  SALE OF ASSETS
   6.  OTHER (attach list)                              9,266         2,675        22,207*                           34,148
                                                      -------       -------       -------                           -------
    TOTAL RECEIPTS**                                  238,819       163,170       517,282                           919,271
                                                      =======       =======       =======                           =======
   (Withdrawal) Contribution by Individual
      Debtor MFR-2*
   DISBURSEMENTS:
   7.  NET PAYROLL                                     88,038        71,850        68,290                           228,178
   8.  PAYROLL TAXES PAID                              25,079        23,605        19,039                            67,723
   9.  SALES,USE & OTHER TAXES PAID                     1,060            99           511                             1,670
  10.  SECURED / RENTAL / LEASES                       16,011         4,582        12,851                            33,444
  11.  UTILITIES                                       12,265         5,905         4,487                            22,657
  12.  INSURANCE                                       60,890        17,185        17,170                            95,245
  13.  INVENTORY PURCHASES
  14.  VEHICLE EXPENSES                                 2,346           300           900                             3,546
  15.  TRAVEL & ENTERTAINMENT                           4,023         2,853           997                             7,873
  16.  REPAIRS, MAINTENANCE & SUPPLIES                  3,160        27,521        11,623                            42,304
  17.  ADMINISTRATIVE & SELLING                         3,049          0             0                                3,049
  18.  OTHER (attach list)                                0            0          306,218**                         306,218
                                                      -------       -------       -------                           -------
    TOTAL DISBURSEMENTS FROM OPERATIONS               215,921       153,900       442,086                           811,907
                                                      =======       =======       =======                           =======
  19.  PROFESSIONAL FEES                                 0              0           5,000                             5,000
  20.  U.S. TRUSTEE FEES                                 0            1,500           0                               1,500
  21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)       0              0             0                                 0
                                                      -------       -------       -------                           -------
  TOTAL  DISBURSEMENTS**                              215,921       155,400       447,086                           816,407
                                                      =======       =======       =======                           =======
  22.  NET CASH FLOW                                   22,898         7,770        70,196                           100,864
  23.  CASH - END OF MONTH (MOR-2)                    117,241       125,011       195,207                           195,207

 *  Applies to Individual debtor's only

** Numbers for the current month should balance (match) RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

 * REFUND; $22,197 RECEIVED FROM POTENTIAL LENDER FOR UNUSED PREPAID DUE DILIGENCE WORK AND $10 FOR REBATE FOR ELECTRIC COOP.

** PAYMENT OF ORIGINAL DIP LOAN INCLUSIVE OF PRINCIPAL, INTEREST AND LENDERS EXPENSES.

MOR-7                                                           Revised 07/01/98

                     Knight Equipment & Manufacturing Corp.
                            Case Number: 98-54130-RBK
                           Form MOR-7 - November 1998
                                  Cash Receipts
                                Supportive Detail

       Date             Payee                 Description                Amount
       ----             -----                 -----------                ------
Receipts Detail
Item 2 - Cash Sales:
    02-Nov-98     CE Natco             6 Separators                      16,350
    06-Nov-98     Ashley Salvage       Scrap Sale                           356
    12-Nov-98     Ashley Salvage       Scrap Sale                        32,255
    17-Nov-98     Wise Equipment       3 Dry Air Exhaust Systems         12,000
    23-Nov-98     Hanover Compressor   Reburbished Depropanizer Package  69,650
    24-Nov-98     Ashley Salvage       Scrap Sale                           284
    25-Nov-98     Ashley Salvage       Scrap Sale                           922
    30-Nov-98     Ferex Metals         Scrap Sale                         7,195
                                                                        -------
                                                                        139,012

Item 3 - Collection of Accounts Receivable
    06-Nov-98     WW Wood              Crane with Operator                  263
    19-Nov-98     Altura               2 Pumps                            5,000
    19-Nov-98     CP & L               Crane with Operator                  300
    30-Nov-98     Castex Energy        Rental Income                     10,500
                                                                        -------
                                                                         16,063
Item 4 - Loans & Advances:
    20-Nov-98     Rickle & Associates  Dip Loan Advance                 340,000
                                                                        -------
              Total Loans & Advances                                    340,000

Item 6 - Other:
    12-Nov-98     Karnes Electric      Rebate                                10
    23-Nov-98     Finova Capital       Refund                            22,197
                                                                        -------
              Total Other                                                22,207
                                                                        -------
      Total Receipts                                                    517,282
                                                                        =======

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                           CASH ACCOUNT RECONCILIATION
                              MONTH OF NOVEMBER 98

      BANK NAME                                                     HELD IN
      ACCOUNT NUMBER                       #20052910   #2576000025   ESCROW
      ACCOUNT TYPE                         OPERATING     PAYROLL       TAX   OTHER FUNDS      TOTAL
                                           ---------     -------       ---   -----------      -----
      BANK BALANCE                           78,237       94,471    33,782       4,845       211,335
      DEPOSIT IN TRANSIT                       0            0          0           0            0
      OUTSTANDING CHECKS                     16,128         0          0           0          16,128
      ADJUSTED BANK BALANCE                   3,109       94,471    33,782       4,845       195,207
      BEGINNING CASH - PER BOOKS             25,695       94,471       0         4,845       125,011
      RECEIPTS                              177,282         0      340,000         0         517,282
      TRANSFERS BETWEEN ACCOUNTS               0            0          0           0            0
      (WITHDRAWAL) CONTRIBUTION - BY           0            0          0           0            0
      INDIVIDUAL DEBTOR MFR-2
      CHECKS/OTHER DISBURSEMENTS            140,868         0      306,218         0         447,086
      ENDING CASH - PER BOOKS                62,109       94,471    33,782       4,845       195,207

*** Numbers for the current month should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7.

*RECAP OF OTHER ACCOUNTS:

          ATASCOSA NATIONAL BANK                N/A                   2,428
          JOURDANTON STATE BANK                 4033590                  57
          PETTY CASH                            N/A                   2,258
          FROST BANK - FIRST PAY                N/A                     102
                                                                   --------
                                                                      4,845

MOR-8                                                           Revised 07/01/98

CASE NAME: Knight Equipment & Manufacturing Corp.     CASE NUMBER:  98-54130-RBK

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

                                       MONTH    MONTH   MONTH  MONTH MONTH MONTH
INSIDERS:  NAME/POSITION/COMP TYPE   SEPTEMBER OCTOBER NOVEMBER
                                         98      98       98
--------------------------------------------------------------------------------
1.  DERAL KNIGHT - CEO - SALARY        9,926    12,407   9,926
2.  DERAL KNIGHT - CEO - AUTO          1,746     1,746      0
3.  BARRY LAIDLAW - PRES. -SALARY      5,385     6,731   5,385
4.  BARRY LAIDLAW - PRES. - AUTO         755       755     755
5.  SCOTT KALISH - TREAS. - SALARY     6,000     7,500   6,000
6.  SHIRLEY J. BOYLE - SEC. - SALARY   3,200     4,000   3,200
                                      ------    ------  ------
TOTAL INSIDERS (MOR-1)                27,012    33,139  25,266
                                      ======    ======  ======


        PROFESSIONALS           MONTH      MONTH    MONTH    MONTH  MONTH  MONTH
      NAME/ORDER DATE          SEPTEMBER  OCTOBER  NOVEMBER
                                  98         98       98
--------------------------------------------------------------------------------
1. The PWS Group                  0        7,500*       0
2. Attorneys representing
     Rickel Securities**          0           0      5,000
3.
4.
5.
6.
                                 ---       -----     -----
TOTAL PROFESSIONALS (MOR-1)       0        7,550     5,000
                                 ===       =====     =====

* Application of Prepayment, Non Cash Transaction

MOR-9